UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

September 21, 2004
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 4.01 Changes in Registrant's Certifying Accountant

On September 27, 2004, Novell, Inc. ("Novell") issued a press release to report it has engaged PricewaterhouseCoopers LLP as its independent registered public accounting firm, effective for the fiscal year 2005 that begins on November 1, 2004. PricewaterhouseCoopers replaces the firm of Ernst & Young LLP, which will be dismissed after completion of the fiscal 2004 audit. A copy of the press release was attached to the original 8-K filed on September 27, 2004.

The decision to change independent registered public accounting firms was made by the company's Audit Committee of the Board of Directors following the solicitation of proposals from both Ernst & Young and PricewaterhouseCoopers to perform the company's fiscal year 2005 audit.

Fred Corrado, chairman of the company's Audit Committee said, “During the past two years, Novell has executed major strategic changes, including substantial changes in its product strategy, management, Board of Directors, and now its independent accountants. Novell has had a long and successful working relationship with Ernst & Young, and we thank them for their service.”

During the two fiscal years ended October 31, 2003 and the subsequent interim period through September 27, 2004, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Furthermore, Ernst & Young's audit reports for the two most recently completed fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

There were no consultations during the two fiscal years ended October 31, 2003 and the subsequent interim period through September 27, 2004 by Novell with PricewaterhouseCoopers regarding the application of accounting principles or the type of audit opinion that might be rendered on the company's financial statements. A letter from Ernst & Young regarding its concurrence with these statements is attached hereto as Exhibit 16.1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: October 7, 2004	By /s/ Joseph S. Tibbetts, Jr. Senior Vice President Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K/A.

Exhibit Number	Description
Exhibit 16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 7, 2004.

The Exhibit attached to this Form 8-K/A is incorporated by reference into Item 4.01 of this Form 8-K/A and, consistent with the treatment of information set forth in Item 4.01 of the Form 8-K/A, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.